Arthur J. Gallagher & Co.

Any Challenge. Any Risk. Any Time.

Monday, June 1, 2015 Exhibit 99 2015 Annual Stockholders Meeting

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

- 
-

Stockholders’ Meeting June 1, 2015 • 2015 Annual Meeting • Chairman’s Remarks 2014 Review Closing Comments • Questions & Answers 2

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

2015 Board of Directors • Sherry S. Barrat • William L. Bax • D. John Coldman • Frank E. English, Jr. • Elbert O. Hand • David S. Johnson • Kay W. McCurdy • Norman L. Rosenthal, Ph.D. 3

Stockholders’ Meeting June 1, 2015 • 2015 Annual Meeting 4

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Stockholders’ Meeting June 1, 2015 • 2015 Annual Meeting • Chairman’s Remarks 2014 Review 5

Information Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “will,” “estimates,” “expects,” “intends,”
“plans” and variations thereof and similar expressions, are intended to identify forward-looking statements.  Examples of forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) our debt levels and plans to borrow; (ii) the state of the economy and our industry (including combined ratios for insurance companies, insurance rates, P&C pricing, exposure units and the existence of a hard or firming market); (iii) drivers and expected levels of organic growth; (iv) our pace of, and expected sources of funding for, acquisition activity (including our pace of expansion outside the United States), as well as the integration of recent acquisitions; (v) increasing productivity;
(vi) the financial condition of the company; (vii) total shareholder return; (viii) efficiencies and capabilities generated by system improvements;
(ix) the impact of expense reduction initiatives; and (x) the earnings impact of, and developments relating to, our clean energy investments.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:
• Changes in worldwide and national economic conditions , changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, changes in the regulatory environment, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i) – (ix)
above; and
•
Risks and uncertainties related to Gallagher’s clean energy investments – including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; the ability to maintain and find co-investors; the potential for divergent business objectives by co-
investors and other stakeholders; plant operational risks, including supply-chain risks; utilities’ future use of, or demand for, coal; the market price of coal; the costs of moving a clean coal plant; intellectual property litigation risks; and environmental risks – could impact (x) above.
Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K  for the fiscal year ended
December 31, 2014 for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Information Regarding Non-GAAP Measures
This presentation includes references to Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio and Organic Growth, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.
                                         - Gallagher believes that each of Adjusted EBITDAC and Adjusted EBITDAC margin, as defined below, provides a meaningful representation of its operating performance and improves the comparability of
Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability.
                                         is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables (EBITDAC), further adjusted to exclude gains realized from sales of books of business, acquisition integration costs, earnout related compensation charges, workforce related charges, lease termination related charges, New South Wales client run-off costs, South Australia and claim portfolio transfer ramp up fees/costs, acquisition related adjustments and the period-over-period impact of foreign currency translation, as applicable.
                                                        is defined as Adjusted EBITDAC divided by Adjusted Revenues (defined below).
The most directly comparable GAAP measure for these non-GAAP earnings measures is net earnings. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, net earnings was
$156 million, $42 million and $198 million, respectively, in 2012, $205 million, $46 million and $251 million in 2013, and $264 million, $41 million and $305 million, respectively, in 2014.
                                                                   - Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, each as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2015 and beyond.  Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its
Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.
                                          is defined as revenues, adjusted to exclude gains realized from sales of books of business, New Zealand earthquake claims administration fees and South Australia ramp up fees.
                                                                        is defined as operating expense, adjusted to eliminate lease termination and abandonment charges, acquisition related adjustments and integration costs, costs related to New Zealand earthquake claims administration, South Australia and claim portfolio transfer ramp up costs,  and the impact of foreign currency translation, as applicable, divided by Adjusted Revenues.
                                   is defined as organic change in commission and fee revenues (including supplemental and contingent commissions), and excludes the first twelve months of net commission and fee revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to help interested persons analyze the revenue growth associated with the operations that were a part of Gallagher in both the current and prior year. In addition, change in organic growth excludes the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2014 foreign exchange rates to the same periods in 2013.
The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is reported revenues. For the Brokerage Segment, reported revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,341 million, $1,556 million, $1,827 million, $2,144 million and $2,914 million, in 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011,
2012, 2013 and 2014, respectively. The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is reported operating expense, which was $247 million and $534 million in 2008 and 2014, respectively, for the Brokerage Segment and $126 million and $173 million in 2008 and 2014, respectively, for the Risk Management Segment.
                                 – For other reconciliations, please see the appendix at the back of this presentation and the examples set forth in "Reconciliation of Non-GAAP Measures  and supplemental quarterly financial data " on
Gallagher's Web site at www.ajg.com/IR.
Earnings Measures
Adjusted EBITDAC
Adjusted EBITDAC margin
Revenue and Expense Measures
Adjusted Revenues
Adjusted Operating Expense Ratio
Organic Growth
Reconciliations

Who We Are
• Founded in 1927
• Public since 1984 – 30 years ago
• One of the World’s Leading Insurance Brokers **
• World’s largest  P&C third-party administrator **
3.1%
$
0.37
52-Week Range
$
49.46 Hi
$
42.97 Lo
Outstanding Shares
164.6M
Dividend Yield 2015 Q1 Dividend/Share
at January 29, 2015
*     As of 12/31/14 unless otherwise indicated.
** According to Business Insurance.
*** Brokerage and Risk Management adjusted revenue as of December 31, 2014.
$
3.6B+
Acquired Revenues – 2014
$
761.2M
$
7.7B
2014 Total Adjusted
Revenues***
Market Cap
650+
Employees
20,240
Sales/Service Offices –
30 Countries
NYSE
AJG
Key Facts*
Key Shareholder Data*

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

• 81% of revenue*
• We sell insurance and consult on insurance programs
• P&C and benefits
• Retail and wholesale
• Primarily middle-market commercial clients and individuals
• 78% of revenue is commissions – 22% is fee-based
• 19% of revenue*
• We adjust claims and help companies and carriers reduce their losses
• Workers compensation, liability, managed care, property and auto
• Modest amount of storm/quake claims
• Primarily Fortune 1000 clients
• 90% of revenue from non-affiliated brokerage customers and their clients
Snapshot of Core Operations
*Brokerage and Risk Management adjusted revenue as of December 31, 2014.

Brokerage
Segment
Risk Management
Segment

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

Diverse Revenue Base
Risk Management
Brokerage
*Brokerage and Risk Management adjusted revenue as of December 31, 2014.

Wholesale
Retail-P/C
Retail-Benefits
Domestic
International
Property
Workers
Compensation
Liability
Domestic
International
60%
17%
23%
71%
4%
23%
77%
23%
65%
35%

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

Adjusted Revenues

35%
$2,150
$2,907
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2013
2014

Total Organic Growth

8.0%
6.0%
4.0%
2.0%
5.5%
4.3%
2013
2014

Adjusted EBITDAC

44%
$510
$733
$850
$750
$650
$550
$450
$350
2013
2014

Adjusted EBITDAC Margin

26.0%
25.0%
24.0%
23.0%
22.0%
23.8%
25.2%
2013
2014

Brokerage Segment – 2014 See important disclosures regarding Non-GAAP measures on Page 7. 11 (in $M)

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

(in $M)
Risk Management Segment – 2014
See important disclosures regarding Non-GAAP measures on Page 7.
$604
$664
$550
$600
$625
$650
$675
2013 2014
Adjusted Revenues
10%
$95
$110
$80
$90
$100
$110
$120
2013 2014
Adjusted EBITDAC
16%
9.3%
9.5%
5.0%
7.0%
9.0%
11.0%
13.0%
2013 2014
Total Organic Growth
15.6%
12.0%
14.0%
16.0%
18.0%
20.0%
2013 2014
Adjusted EBITDAC Margin
$575
16.5%

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Brokerage & Risk Mgmt Combined – 2014
(in $M)
See important disclosures regarding Non-GAAP measures on Page 7.
$2,754
$3,571
$2,400
$2,800
$3,200
$3,600
2013 2014
Adjusted Revenues
30%
6.0%
5.5%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2013 2014
Total Organic Growth
$605
$843
$500
$600
$700
$800
$900
2013 2014
Adjusted EBITDAC
39%
22%
24%
20.0%
21.0%
22.0%
23.0%
24.0%
2013 2014
Adjusted EBITDAC Margin

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
-$4.8
$7.5
$3.9
$32.7
$57.9
$90.5

Adjusted Net Earnings from Clean Energy Investments
(in $M)
2009 2010 2011 2012 2013 2014
Excludes non-cash after tax gains of $14.1m and $5.8m from re-consolidation accounting gains related to clean-energy investments recorded in first quarters of 2014 and 2013, respectively.

Arthur J. Gallagher & Co.
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$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00

Dividends Per Share *Indicated – On January 29, 2015, Gallagher’s Board of Directors declared a $.37 per share first-quarter 2015 dividend. 1984 2015 $1.48* 15

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

2014 Was An Extraordinary Year!
See important disclosures regarding Non-GAAP measures on Page 7 and Page 14.
Outstanding Brokerage &
Risk Management growth:
• 30% adjusted revenue growth
• 39% adjusted EBITDAC growth
• 21% adjusted EPS growth
• 163 bps margin improvement
Strong clean energy
contribution:
• 56% increase in adjusted net earnings
from 2013
• $90.5m of adjusted net earnings
Record M&A growth:
$761m in acquired revenues
•
Crombie/OAMPS
•
Oval
•
Noraxis
+57 additional - avg $4m in
revenue
All while accomplishing:
•
Global M&A integration
•
$945m secondary offering
•
$700m private placement
•
De-risking retirement plan

Arthur J. Gallagher & Co.
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MERGERS AND AQUISITIONS
ORGANIC GROWTH
GROWTH
MAINTAIN UNIQUE CULTURE
PRODUCTIVITY AND QUALITY

Consistent Growth Strategy 17

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

MERGERS AND AQUISITIONS
ORGANIC GROWTH
GROWTH
MAINTAIN UNIQUE CULTURE
PRODUCTIVITY AND QUALITY

Consistent Growth Strategy – Organic 18

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Driving Organic Growth – Brokerage
Organic
Growth
Grow our
own
Hire
experienced
teams
Focus
into
Niches
Provide
Sales
training
Cross
Selling
Enhance carrier compensation
Global expansion

mgmt
tools
and

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

Driving Organic Growth – Risk Management
Organic
Growth
Direct sales
force
Non-affiliated
insurance
brokers
Comm’l
Entities
Consistently
improving
Cross
selling
Alternate
Markets
Carriers
Product expansion
Global expansion

products &
services
Expertise,
Analytics,
Systems

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Niche Expertise Teams - Brokerage
Aviation & Aerospace
Automotive
Agribusiness
Real Estate
Manufacturing
Global Risks
Construction
Personal
Marine
Life Solutions
Life Sciences
Hospitality
Higher Education
Healthcare
Environmental
Entertainment
Energy
Private Equity
Professional Groups
Public Entity
Religious/Nonprofit
Restaurant
Scholastic
Technology/Telecom
Trade Credit
Transportation

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

8%
7%
6%
5%
4%
3%
2%
1%
0%
3.6%
4.8%
6.3%
5.5%
2011
2012
2013
2014

Brokerage & Risk Mgmt Organic Growth See important disclosures regarding Non-GAAP measures on Page 7. 22

Arthur J. Gallagher & Co.
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4th Q 00
4th Q 01
4th Q 02
4th Q 03
4th Q 04
4th Q 05
4th Q 06
4th Q 07
4th Q 08
4th Q 09
4th Q 10
4th Q 11
4th Q 12
4th Q 13
4th Q 14

Commercial P&C Pricing Shows Flattening Cycle
CPI
135
Rates
98
Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of
Insurance Agents and Brokers (CIAB) data.  CPI index uses data from the Bureau of Labor Statistics.
80
90
100
110
120
130
140
150
160

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Gallagher Sales Culture  Performs Through Any Pricing Cycle
2014 CIAB is
YTD as of 4Q.
Gallagher’s
Brokerage
Segment
Organic Growth
including
Supplemental
Commissions
See important disclosures regarding Non-GAAP measures on Page 7.
14.0%
16.0%
10.0%
2.0% 2.0%
5.0%
2.0%
-0.8%
-2.4%
-1.7%
3.1%
4.4%
5.6%
Gallagher
Organic
3.8%
19.8% 19.8%
8.1%
-4.1%
-8.0%
-5.2%
-12.1%
-11.0%
-5.4%
-5.6%
0.2%
4.4%
3.8%
CIAB
0.1%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Soft Market
Hard Market Flattening Market
Gallagher Organic CIAB - Change in Avg. Commercial Rates

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

Flattening Rate Environment Is: Better for Clients Better for Carriers Better for Brokers 25

Arthur J. Gallagher & Co.
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Rate & Economy Effect on Organic Growth
Insurance
Rates &
Economy
New Business
and Improved
Retentions

Economy
Rates
With 4% organic growth,
less than 1% is from rate
and economy combined
Of the 1% effect from rates and
economy, 1/3 is from rate and
2/3 is from economy

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

MERGERS AND
AQUISITIONS
ORGANIC
GROWTH
GROWTH
MAINTAIN
UNIQUE
CULTURE
PRODUCTIVITY
AND QUALITY

Consistent Growth Strategy – M&A 27

Arthur J. Gallagher & Co.
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Annualized Revenues Acquired (in $M’s)
2014 –
Record Acquisition Revenue Growth

$-
$100
$200
$300
$400
$500
$600
$700
$800
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Domestic Property & Casualty
Foreign Property & Casualty
Employee Benefits
Risk Management

Arthur J. Gallagher & Co.
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M&A Opportunities Continue
Limited
Consolidators
Gallagher Acquisition
Units
Gallagher’s
Core
Competency
Vast Pipeline
Domestic and
International Markets
Highly Fragmented
18,000+
agents/brokers
just in the U.S.
Baby boomers
looking for exit
strategy
Need Gallagher’s
Expertise
Culture
Proven
History of
Doing the
Deal
Ability to
Integrate
Gallagher
Retail P&C
Wholesale
Benefits
International
MGA
MGU
Captive

Arthur J. Gallagher & Co.
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Platforms In Place for Bolt-on M&A 30

Arthur J. Gallagher & Co.
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Canada
United States
Mexico
Guatemala
Bermuda
The Bahamas
Cayman Islands
Dominican Republic
Jamaica
Virgin Islands
Grenada
Barbados
St. Lucia
St. Vincent
Costa Rica
Panama
Colombia
Venezuela
Ecuador
Brazil
The Netherlands
Scotland
Ireland
England
Belgium
Switzerland
Portugal
Spain
Norway
Sweden
Finland
Estonia
Denmark
Poland
Germany
Turkey
Israel
Lebanon
Egypt
Kuwait
Saudi Arabia
Morocco
Gambia
Nigeria
Uganda
Tanzania
Zambia
Zimbabwe
Botswana
Mozambique
Swaziland
South Africa
Mauritius
Russia
Kazakhstan
China
India
South Korea
Japan
Taiwan
Philippines
Guam
Thailand
Vietnam
Malaysia
Singapore
Australia
Fiji Islands
New Zealand

International Correspondent Broker Network Client Capabilities in 140 Countries 31

Arthur J. Gallagher & Co.
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Integration Process
• Timing depends on size
•
Larger deals – 15 to 18 months
•
Smaller deals – 6 to 12 months
Integration
HR & Accounting
Systems Combined
IT Conversion
Closing
Team Strategy & Analysis
Spread across three different operating
units in four separate country platforms
- Retail, Benefits, Wholesale

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

MERGERS AND
AQUISITIONS
ORGANIC
GROWTH
GROWTH
MAINTAIN
UNIQUE
CULTURE
PRODUCTIVITY
AND QUALITY

Productivity and Quality Initiatives 33

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Focus Continues:
Optimizing
Productivity
& Quality
Controlling
Headcount
Established
Offshore
Centers of
Excellence
Utilizing
Sourcing to
Manage
Expenses
Building
Productivity
Tools – DMS and
Workflow
Standardizing
Processes and
Systems
Optimizing
Real Estate
Footprint
Investing in
Business
Intelligence
Leveraging
Sales Force
Management
Tools
Continue
to Improve
Productivity
and Quality

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

Reduce Costs
Focus on Core
Improve Quality
Increase Speed to Market
Foster Innovation

Benefits Continue from Offshore Centers of Excellence 35

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Client-Facing Efforts
• Processes deliver consistent client service
• Technology and tools improve operating efficiencies
• Staffed by dedicated service professionals that:
• Generate client applications and proposals
• Handle client requests
• Improves turn-around time on client requests
• Supports production teams
• Can still customize for niche practice areas
• Easy for new acquisition partners to utilize
Building Client Service Operations

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Behind the Scenes Efforts
Offshore Centers of Excellence Update
• We now have more than 2,000 associates in four
locations
• Utilized for processes such as:
• Policy checking
• Certificates of insurance
• Auto ID cards
• Renewal support
• Accounting support
• Substantially improved quality and reduced E&O costs
• Easy for new acquisition partners to utilize

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Quality Metrics
Efficiency Improvements Drive Quality
Reduced policy delivery from 30 to 10 days Achieved 99% quality rate
Reduced certificate of insurance delivery
expense by 20+%
Improved quality rate to 99.5%
Single agency management system and
standardized processes across the network
Real-time, up-to-date, quality client data in
single repository for 24/7 producer access
Automated data capturing for proposal and
standardized templates for generation –
reducing production time by 80+%
Better and more timely information to clients for
renewal
Centralized billing to clients – previously done
in 90 location now done by two teams
Reduces time and errors while improving cash
flows and increasing cost savings on resources
Consolidated 5 regional accounting centers to
1 divisional accounting in Itasca
Standardizes and automates data processes,
improves report timing, reduces errors savings,
and generates savings on resources

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

Reduced Adjusted Operating Expense Ratio
Brokerage
Risk Management
See important disclosures regarding Non-GAAP measures on Page 7.
27.0%
24.0%
23.0%
24.0%
25.0%
26.0%
27.0%
28.0%
2008
2014
20.8%
17.6%
16.0%
17.0%
18.0%
19.0%
20.0%
21.0%
22.0%
2008
2014

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

25%
24%
23%
22%
21%
20%
19%
18%
20.3%
21.1%
22.1%
23.6%
2011
2012
2013
2014

Brokerage & Risk Mgmt Adjusted EBITDAC Margin See important disclosures regarding Non-GAAP measures on Page 7. 40

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Relentless Focus on
Quality
& Customer Service

AJG – 2014 Best Mid-Sized Broker
Reactions Magazine
AJG Intl/Palm – 2014 Private
Sector Insurer of the Year
General Palace
AJG Intl/OIM – 2014
MGA of the Year
Insurance Post
AJG Benefits Team – 2014
Group Risk Adviser of the Year
Corporate Adviser
AJG – 2013 Ranked Top Ten Best Companies
for Leaders – Chief Executive Magazine
AJG – 2013 Ins Broking  CEO of the Year -
Reactions Magazine
AJG Intl – 2013 Best Broker
M&A Deal of the Year
Reactions Magazine
GB UK – 2013 Investor in People
UK National Standard
AJG U.K. Retail – 2013 Commercial Lines
Broker of the Year – Insurance Times
AJG Intl/GCM – 2013 Best Latin
American/Caribbean Insurance Broker
Global Finance

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

MERGERS AND AQUISITIONS
ORGANIC GROWTH
GROWTH
MAINTAIN UNIQUE CULTURE
PRODUCTIVITY AND QUALITY

Maintaining Culture 42

Arthur J. Gallagher & Co.

Any Challenge. Any Risk. Any Time.

Maintain Unique Culture

Teamwork
Core Values
People
The Gallagher Way
Performance-Based Culture

Shared values at Arthur J. Gallagher & Co. are the rock foundation of the Company and our Culture. What is a Shared Value? These are concepts that the vast majority of the movers and shakers in the Company passionately adhere to. What are some of Arthur J. Gallagher & Co.'s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.
2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.
3. We push for professional excellence.
4. We can all improve and learn from one another.
5. There are no second-class citizens—everyone is important and everyone's job is important.
6. We're an open society.
7. Empathy for the other person is not a weakness.
8. Suspicion breeds more suspicion. To trust and be trusted is vital.
9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.
10. Interpersonal business relationships should be built.
11. We all need one another. We are all cogs in a wheel.
12. No department or person is an island.
13. Professional courtesy is expected.
14. Never ask someone to do something you wouldn't do yourself.
15. I consider myself support for our Sales and Marketing. We can't make things happen without each other. We are a team.
16. Loyalty and respect are earned—not dictated.
17. Fear is a turnoff.
18. People skills are very important at Arthur J. Gallagher & Co.
19. We're a very competitive and aggressive Company.
20. We run to problems—not away from them.
21. We adhere to the highest standards of moral and ethical behavior.
22. People work harder and are more effective when they're turned on—not turned off.
23. We are a warm, close Company. This is a strength—not a weakness.
24. We must continue building a professional Company—together—as a team.
25. Shared values can be altered with circumstances—but carefully and with tact and consideration for one another's needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

– Robert E. Gallagher *May 1984*

43

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

2015 WORLD'S MOST ETHICAL COMPANIES® ™ WWW.ETHISPHERE.COM

2014 WORLD'S MOST ETHICAL COMPANIES® ™ WWW.ETHISPHERE.COM

2013 WORLD'S MOST ETHICAL COMPANIES WWW.ETHISPHERE.COM

2012 WORLD'S MOST ETHICAL COMPANIES WWW.ETHISPHERE.COM

- Industry-leading commitment to ethics and dedication to integrity
- Chosen for:
  - Promoting ethical business standards and practices
  - Exceeding legal compliance standards
  - Innovating to benefit the public
  - Demonstrating that corporate citizenship is tied to company success
- Globally, only 145 organizations named

Recognized again in 2015 by Ethisphere as One of the World’s Most Ethical Companies 44

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

Forbes | 2015

AMERICA'S BEST EMPLOYERS

POWERED BY STATISTA

USED WITH PERMISSION © 2015 FORBES MEDIAL LLC

One of “America’s Best Employers”
as recognized by Forbes Magazine
• Selected from 1,100 U.S.-based employers with
more than 2,500 domestic employees
• Across 25 industry sectors, including insurance
• Independent, anonymous survey of 20,000
employees who work for large companies
• Focused on six categories:
1. Atmosphere at work and potential for
development
2. Image
3. Working conditions
4. Salary/wage
5. Workplace
6. Diversity.

Arthur J. Gallagher & Co. Any Challenge. Any Risk. Any Time.

GREAT DIVIDENDS
CULTURE
MANAGEMENT
GOOD USE OF LEVERAGE
ORGANIC
QUALITY
EXCELLENT RETURNS
PRODUCTIVITY
STRONG BALANCE SHEET
MERGERS & ACQUISITIONS

Why Invest?
You Believe Our Company Has:
Gallagher is well positioned for future growth
Right management
Unique culture
Proven growth strategy
Continuing M&A opportunities
Increasing productivity
Higher quality
Good use of leverage
Strong balance sheet
Excellent return to shareholders

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Jan-00
Dec-00
Dec-01
Dec-02
Dec-05
Dec-06
Dec-07
Dec-08
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
STRONG BALANCE SHEET
EXCELLENT RETURNS
GREAT DIVIDENDS
PRODUCTIVITY
ORGANIC
MANAGEMENT
QUALITY
MERGERS & ACQUISITIONS
CULTURE
GOOD USE OF LEVERAGE

Why Invest? We Are Just Getting Started AJG 404% S&P 500 86% Source for data: Bloomberg. Total returns from 1/1/2000 – 12/31/2014 include reinvestment of dividends. 47

Arthur J. Gallagher & Co.

Questions & Answers

Any Challenge. Any Risk. Any Time.

For Additional Information: Marsha Akin Director – Investor Relations Marsha_Akin@ajg.com Phone: 630-285-3501

Arthur J. Gallagher & Co.
Any Challenge. Any Risk. Any Time.

Appendix: EBITDAC and Organic Growth Reconciliations
Brokerage Segment Risk Management Segment Corporate Segment Total Company
Reconciliation of EBITDAC to Net Earnings 2014 2013 2014 2013 2014 2013 2014 2013
Net earnings 263.8 $         204.8 $         41.2 $           46.2 $           (1.6) $           17.6 $           303.4 $         268.6 $
Provision (benefit) for income taxes 151.8 122.8 24.5 27.3 (212.3) (144.2) (36.0) 5.9
Interest - - - - 89.0 50.1 89.0 50.1
Depreciation 44.7 31.1 20.9 19.4 3.8 2.9 69.4 53.4
Amortization 186.7 122.7 2.8 2.5 - - 189.5 125.2
Change in estimated acquisition earnout payables 17.5 2.6 - (0.9) - - 17.5 1.7
EBITDAC 664.5 $         484.0 $         89.4 $           94.5 $           (121.1) $        (73.6) $          632.8 $         504.9 $
(Unaudited - in millions except percentage data)
Information Regarding  Non-GAAP Measures - Year Ended December 31, 2014 and 2013
Arthur J. Gallagher & Co.
Combined Brokerage & Risk
Brokerage
Segment
Risk Management Segment Management Segments
Organic Revenues
2014 2013 2014 2013 2014 2013
Total Commissions and Fees
Commissions as reported
2,083.0 $      1,553.1 $      - $              - $              2,083.0 $      1,553.1 $
Fees as reported
595.0 450.5 644.6 589.0 1,239.6 1,039.5
Supplemental commissions as reported
104.0 77.3 - - 104.0 77.3
Contingent commissions as reported
84.7 52.1 - - 84.7 52.1
International performance bonus fees
- - 18.7 20.0 18.7 20.0
Less commissions and fees from acquisitions
(640.3) - (4.1) - (644.4) -
Less commissions and fees from disposed of operations
- (8.5) - - - (8.5)
Less South Australia ramp up fees
- - - (1.4) - (1.4)
Less New Zealand earthquake claims administration
- - - (0.1) - (0.1)
Levelized foreign currency translation
- 9.7 - (5.3) - 4.4
Total organic commissions and fees
2,226.4 $      2,134.2 $      659.2 $         602.2 $         2,885.6 $      2,736.4 $
Total organic change in commissions and fees
4.3% 9.5% 5.5%